The UBS Funds

February 25, 2025

Supplement to the Prospectuses and Statement of Additional Information ("SAI"), each dated October 28, 2024

Includes:

•  UBS U.S. Small Cap Growth Fund

Dear Investor,

UBS Asset Management (Americas) LLC, the investment advisor to the UBS U.S. Small Cap Growth Fund (the "Fund"), has announced that effective in June 2025, it will cease to offer the investment strategy pursued by the Fund (the U.S. Small Cap Growth strategy) in the United States. More information will be provided to shareholders with respect to the plans for the Fund in a supplement to be mailed to shareholders at a later date.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1276